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                                                                    Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in this Registration Statement on Form S-3 and to the incorporation by reference therein of our report dated March 28, 2000, with respect to the financial statements of Optical Sensors Incorporated included in its Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission.



/s/ Ernst & Young LLP
Minneapolis, Minnesota
April 7, 2000